AB BOND FUND, INC.

-AB Short Duration Income Portfolio

AB CAP FUND, INC.

-AB Emerging Markets Core Portfolio

-AB FlexFeeTM Core Opportunities Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement dated March 28, 2019 to the following Prospectuses:

Prospectus	Date
AB Emerging Markets Core Portfolio	October 31, 2018
AB FlexFeeTM Core Opportunities Portfolio	April 30, 2018
AB Short Duration Income Portfolio	December 12, 2018

* * * * *

The following supplements the information contained in each Prospectus:

On March 25, 2019, AXA completed a secondary public offering of 40,000,000 shares of common stock of AXA Equitable (the “Secondary Offering”). AXA Equitable also repurchased from AXA 30,000,000 shares of common stock of AXA Equitable (the “Share Buyback”). In addition, the underwriters exercised their over-allotment option to purchase an additional 6,000,000 shares of common stock of AXA Equitable. Following the Secondary Offering and the Share Buyback, AXA’s ownership of the shares of common stock of AXA Equitable decreased from approximately 60.1% as of March 7, 2019 to approximately 48.3% of the shares of common stock of AXA Equitable.

* * * * *

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.